Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Randall R. Harwood, Senior Vice President and Principal Financial Officer of Graybar Electric Company, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RANDALL R. HARWOOD
Randall R. Harwood
Senior Vice President, Chief Financial Officer and Principal Financial Officer

March 13, 2014